UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest

event reported):                                       December 17, 2017

Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement.

On December 17, 2017, Hudson Global, Inc., a Delaware corporation (the “Company”), entered into the agreements described below, each relating to the sale of certain of the Company’s subsidiaries. The sales, taken together, constitutes a sale of substantially all of the Company’s assets under the Delaware General Corporation Law, and, as such, the Company will be seeking stockholder approval of the sale of substantially all of the Company’s assets pursuant to the agreements described below (the “Stockholder Approval”). The Company obtaining the Stockholder Approval is a closing condition to each of the transactions, but no transaction is contingent upon the closing of any other transaction.

APAC Sale

On December 17, 2017, the Company entered into a Share Sale Agreement (the “APAC Agreement”), among the Company, its subsidiary Hudson Highland Group Holdings International, Inc. (such subsidiary, together with the Company, the “APAC Sellers”), and Apache Group Holdings Pty Limited, in its own capacity and as trustee for the Apache Unit Trust (“Apache”). Pursuant to the APAC Agreement, the APAC Sellers agreed to sell to Apache all of the shares of Hudson Highland (APAC) Pty Ltd and Hudson Holdco (Hong Kong) Limited (collectively, the “APAC Transferred Companies”). The transaction excludes the assets of the APAC Transferred Companies’ recruitment process outsourcing (“RPO”) business, which will be transferred to other subsidiaries of the Company prior to the closing. The purchase price is $7.5 million in cash subject to a reduction for all dividends, distributions and management fees paid by an APAC Transferred Company to the APAC Sellers between July 18, 2017 and the closing date, other than management fees invoiced but unpaid at July 31, 2017, which is currently expected to result in estimated net proceeds of $6.0 million.

Under the APAC Agreement, the completion of the sale is conditioned upon the Company obtaining the Stockholder Approval, Apache obtaining adequate financing to complete the transaction and other customary closing conditions. The Company expects to complete the sale in the first half of 2018. The APAC Agreement contains customary indemnification obligations of the APAC Sellers.

Either party may terminate the APAC Agreement if the closing has not occurred by May 31, 2018 or if the other party is in material breach of the APAC Agreement and has not cured such breach. If the APAC Sellers terminate the APAC Agreement as a result of Apache’s failure to close the transaction by May 31, 2018 due to a failure to obtain financing or Apache’s material breach of its obligations to obtain financing, then Apache is required to pay the APAC Sellers a termination fee of $300,000. If Apache terminates the APAC Agreement as a result of the Company’s failure to close the transaction by May 31, 2018 due to a failure to obtain the Stockholder Approval or complete the transfer of the APAC Sellers’ RPO business, then the Company is required to pay Apache a termination fee of $300,000.

Belgium Sale

On December 17, 2017, the Company entered into a Sale and Purchase Agreement (the “Belgium Agreement”), among the Company, its subsidiary Hudson Highland Group Holdings International, Inc. (such subsidiary, together with the Company, the “Belgium Sellers”), Value Plus NV (“Value Plus”), Ivan De Witte and De Witte Comm. V. Pursuant to the Belgium Agreement, the Belgium Sellers agreed to sell to Value Plus all of the shares of Hudson Belgium NV ( “Hudson Belgium”). The transaction excludes the assets of Hudson Belgium’s RPO business, which will be transferred to other subsidiaries of the Company prior to the closing. The purchase price is $28.25 million in cash subject to a reduction for all dividends, distributions, management fees (excluding normal, recurring information technology allocations) and return of capital paid by Hudson Belgium to the Belgium Sellers from December 31, 2016 through the closing date, which is currently expected to result in estimated net proceeds of $24.7 million.

Under the Belgium Agreement, the completion of the sale is conditioned upon the Company obtaining the Stockholder Approval, Value Plus obtaining adequate financing to complete the transaction and other customary closing conditions. The Company expects to complete the sale in the first half of 2018. The Belgium Agreement contains customary indemnification obligations of the Belgium Sellers.

Either party may terminate the Belgium Agreement if the closing has not occurred by May 31, 2018 or if the other party is in material breach of the Belgium Agreement and has not cured such breach. The Belgium Sellers may also terminate the Belgium Agreement if Value Plus does not obtain a commitment letter for debt financing within 60 days after the execution of the Belgium Agreement. If the Belgium Sellers terminate the Belgium Agreement as a result of Value Plus’ failure to obtain a debt financing commitment letter within 60 days after the execution of the Belgium Agreement, Value Plus’ material breach of its obligations to obtain financing or Value Plus’ failure to close the transaction by May 31, 2018 due to a failure to obtain financing, then Ivan De Witte and De Witte Comm. V. are jointly and severally required to pay the Belgium Sellers a termination fee of EUR750,000.

Europe Sale

On December 17, 2017, the Company entered into a Share Purchase Agreement (the “Europe Agreement”), among the Company, its subsidiaries Hudson Global Resources AG Zug, Hudson Global Resources Jersey Limited, Hudson Europe B.V. (such subsidiaries, together with the Company, the “Europe Sellers”), and Morgan Philips Group S.A. (“Morgan Philips”). Pursuant to the Europe Agreement, the Europe Sellers agreed to sell to Morgan Philips all of the shares of Hudson Global Resources SAS, Hudson Global Resources Madrid SL, Hudson Global Resources Barcelona SL, Hudson Global Resources Limited and Hudson Global Resources Sp. zo.o (collectively, the “Europe Transferred Companies”). The transaction excludes the assets of the Europe Transferred Companies’ RPO business, which will be transferred to other subsidiaries of the Company prior to the closing. The purchase price is $10.5 million in cash subject to a customary purchase price adjustment for cash, debt and working capital at the closing, which is currently expected to result in estimated net proceeds of $10.5 million.

Under the Europe Agreement, the completion of the sale is conditioned upon the Company obtaining the Stockholder Approval, Morgan Philips obtaining adequate financing to complete the transaction and other customary closing conditions. The Company expects to complete the sale in the first half of 2018. The Europe Agreement also contains customary indemnification obligations of the Europe Sellers.

Either party may terminate the Europe Agreement if the closing has not occurred by May 31, 2018 or if the other party is in material breach of the Europe Agreement and has not cured such breach. If the Europe Sellers terminate the Europe Agreement as a result of Morgan Philips’ failure to close the transaction by May 31, 2018 or such earlier date that the closing conditions are satisfied due to a failure to obtain financing, then Morgan Philips is required to pay the Europe Sellers a termination fee of $762,000. If Morgan Philips terminates the Europe Agreement as a result of the Company’s failure to close the transaction by May 31, 2018 due to a failure to obtain the Stockholder Approval, then the Company is required to pay Morgan Philips a termination fee of $500,000.

Item 8.01.	Other Events.

On December 17, 2017, the Company issued (i) a press release and (ii) a message to the Company’s employees, in each case announcing the execution of the APAC Agreement, the Belgium Agreement and the Europe Agreement. Copies of the press release and the employee message are attached hereto as Exhibits 99.1 and 99.2, respectively.

On December 18, 2017, the Company issued messages to (i) Hudson RPO Asia Pacific employees, (ii) Hudson Recruitment U.K. employees and (iii) Hudson RPO Americas employees. Copies of those messages are attached hereto as Exhibits 99.3, 99.4 and 99.5, respectively. Also on December 18, 2017, Hudson Asia Pacific issued a press release, a copy of which is attached hereto as Exhibit 99.6.

Forward Looking Statements

The statements contained in this Current Report on Form 8-K and the attachments hereto that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, the Company’s ability to complete the sales of its recruitment and talent management operations in Europe and Asia Pacific on anticipated terms and timetable; the possibility that various closing conditions for the proposed sales may not be satisfied or waived; the Company’s ability to obtain shareholder approval for the sale of substantially all of its assets as a result of the proposed sales; the Company’s ability to achieve anticipated benefits from the proposed sales and operate successfully as a Company focused on its RPO business; global economic fluctuations; the Company’s ability to successfully achieve its strategic initiatives; risks related to fluctuations in the Company’s operating results from quarter to quarter; the ability of clients to terminate their relationship with the Company at any time; competition in the Company’s markets; the negative cash flows and operating losses that may recur in the future; restrictions on the Company’s operating flexibility due to the terms of its credit facilities; risks associated with the Company’s investment strategy; risks related to international operations, including foreign currency fluctuations; the Company’s dependence on key management personnel; the Company’s ability to attract and retain highly skilled professionals; the Company’s ability to collect accounts receivable; the Company’s ability to maintain costs at an acceptable level; the Company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company’s exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives and limits on related insurance coverage; the Company’s ability to utilize net operating loss carry-forwards; volatility of the Company’s stock price; the impact of government regulations; restrictions imposed by blocking arrangements; and risks related to potential acquisitions or dispositions of businesses by the Company. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of a vote or proxy. In connection with the proposed transactions, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT the Company AND THE PROPOSED TRANSACTION. The proxy statement and certain other relevant materials (when they become available) and other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request Hudson Global, Inc., 1325 Avenue of the Americas, 12th Floor, New York, New York 10019 or by calling (212) 351-7300.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of the Company and the number of shares of the Company’s common stock beneficially owned by such persons is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders which was filed with the SEC on May 1, 2017, and the Company’s Annual Report on Form 10-K for the period ended December 31, 2016. Investors may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Index

Exhibit Number

(99.1)	Press Release of the Company, dated December 17, 2017.

(99.2)	Hudson Global Employee Message issued on December 17, 2017.

(99.3)	Hudson RPO Asia Pacific Employee Message issued on December 18, 2017.

(99.4)	Hudson Recruitment U.K. Employee Message issued on December 18, 2017.

(99.5)	Hudson RPO Americas Employee Message issued on December 18, 2017.

(99.6)	Press Release of Hudson Asia Pacific issued on December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: December 18, 2017	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Chief Executive Officer